Note 9 - Acquisition of Business	6 Months Ended
Sep. 30, 2018
Statement Line Items [Line Items]
Disclosure of business combinations [text block]
9.	ACQUISITION OF BUSINESSES

(a)	Acquisition of EdgePower, Inc.

On
February 28, 2018,
Just Energy completed the acquisition of the issued and outstanding shares of EdgePower, Inc. (“EdgePower”), a privately held energy monitoring and management company operating out of Aspen, Colorado. EdgePower provides lighting and HVAC controls, as well as enterprise monitoring, in hundreds of commercial buildings in North America. Just Energy acquired
100%
of the equity interests of EdgePower for the purposes of integrating their lighting and HVAC controls with the commercial business. The fair value of the total consideration transferred is
US$14.9
million, of which
US$7.5
million was paid in cash and
US$7.4
million was settled through the issuance of
1,415,285
Just Energy common shares. The goodwill that was acquired as part of this acquisition relates primarily to the EdgePower workforce and synergies between Just Energy and EdgePower.

In addition, the former shareholders of EdgePower are entitled to a payment of up to a maximum of
US$6.0
million, payable in cash, subject to continuing employment and the achievement of certain annual and cumulative performance thresholds of the EdgePower business. The payment is calculated as
20%
of EBITDA for the EdgePower business for the years of
2019–2021
with minimum thresholds that must be met. As at the acquisition date, the amount recognized for management remuneration was
$nil.

The following is the preliminary purchase price allocation for EdgePower:

NET ASSETS ACQUIRED

Working capital	$993
Intangible assets	14,198
Goodwill	7,673
Deferred tax liabilities	(3,820)
Total consideration	$19,044

Cash paid, net of working capital adjustment	$9,534
Common shares issued	9,510
Total consideration	$19,044

(b)	Acquisition of Filter Group Inc. (“Filter Group”)

On
October 1, 2018,
Just Energy announced the closing of the acquisition of Filter Group, a leading provider of subscription based, home water filtration systems to residential customers in Canada and the United States. Headquartered in Toronto, Ontario, Filter Group currently provides under counter and whole home water filtration solutions to residential markets in the provinces of Ontario and Manitoba and the states of Nevada, California, Arizona, Michigan and Illinois, with over
30,000
home water filtration systems installed to date.

Just Energy acquired all of the issued and outstanding shares of Filter Group and the shareholder loan owing by Filter Group. In addition to the assumption of approximately
$22
million of
third
party Filter Group debt, the aggregate consideration payable by Just Energy under the Purchase Agreement is comprised of: (i)
$15
million in cash, fully payable within
180
days of closing; and (ii) earn-out payments of up to
9.5
million Just Energy common shares (with up to an additional
2.4
million Just Energy common shares being issuable to satisfy dividends that otherwise would have been paid in cash on the Just Energy shares issuable pursuant to the earn-out payments (the “DRIP Shares”)), subject to customary closing adjustments. The earn-out payments are contingent on the achievement by Filter Group of certain performance-based milestones specified in the Purchase Agreement in each of the first
three
years following the closing of the acquisition. In addition, the earn-out payments may
be paid
50%
in cash and the DRIP Shares
100%
in cash, at the option of Just Energy.

Daniel MacDonald, the CEO of Filter Group, is the son of the Executive Chair of Just Energy. The transaction was reviewed by Strategic Initiatives Committee and it received a fairness opinion on the transaction.